UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 14, 2004
                                                         -----------------

                            MUELLER INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       1-6770                   25-0790410
     ------------------              ---------------          ------------
(State or Other Jurisdiction        (Commission File           (IRS Employer
     of Incorporation)                   Number)             Identification No.)

         8285 Tournament Drive
               Suite 150
          Memphis, Tennessee                                             38125
          -------------------                                           -------
(Address of Principal Executive Offices)                               Zip Code


Registrant's telephone number, including area code:              (901) 753-3200
                                                                 --------------

Registrant's Former Name or Address, if Changed Since Last Report:           N/A


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

     On December 14, 2004, two subsidiaries of the registrant, Mueller Comercial de Mexico, S. de R.L. de C.V., a Mexican sociedad de responsabilidad limitada de capital variable ("Mueller Comercial"), and WTC HoldCo I, LLC, a Delaware limited liability company ("WTC HoldCo I" and, together with Mueller Comercial, the "Buyer"), entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"), with Miyar, LLC, a Delaware limited liability company ("Miyar"), Nicna, GmbH, a Swiss limited liability company ("Nicna" and, together with Miyar, the "Seller"), Leon Dachner Cirano and Abraham Attias Wengrowsky (collectively, the "Seller Parties").

     Pursuant to the Securities Purchase Agreement, on December 14, 2004, the Buyer purchased from the Seller all of the issued and outstanding membership interests (the "Shares") of NICNA Mexico, S. de R.L. de C.V., NICNA Mexico Servicios, S. de R.L. de C.V., NICNA Mexico Maquinaria, S. de R.L. de C.V., NICNA Mexico Ventas, S. de R.L. de C.V., NICNA Mexico Proyectos, S. de R.L. de C.V. and NICNA Mexico Comercial, S. de R.L. de C.V., each of which is a Mexican sociedad de responsabilidad limitada de capital variable. The aggregate purchase price for the Shares purchased under the Securities Purchase Agreement was approximately $28,487,000, subject to adjustment. Prior to the execution of the Securities Purchase Agreement, no material relationship existed between the Buyer and the Seller or the Seller Parties.

     In addition, on December 14, 2004, another subsidiary of the registrant, Mueller de Mexico S.A. de C.V., a Mexican sociedad anonima de capital variable ("Mueller de Mexico"), entered into an Inventory Purchase Agreement (the "Inventory Purchase Agreement") with Niples del Norte S.A. de C.V., a Mexican sociedad anonima de capital variable ("Niples del Norte"), whereby Mueller de Mexico purchased certain inventory from Niples del Norte for approximately $11,161,000. Prior to the execution of the Inventory Purchase Agreement, no material relationship existed between Mueller de Mexico and Niples del Norte.

Item 9.01. Financial Statements and Exhibits.

     There are no exhibits to this filing.


                                      -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on December 17, 2004.

                                        MUELLER INDUSTRIES, INC.

                                        By: /s/ Kent A. McKee
                                            ------------------------------
                                            Name:  Kent A. McKee
                                            Title: Vice-President and
                                                   Chief Financial Officer